UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934
Date of Report: November 7, 2006
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-9195 (Commission File Number)	95-3666267 (IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California (Address of principal executive offices)	90024 (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.03 Material Modification to Rights of Security Holders
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 4.28
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement
On November 9, 2006, KB Home entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) by and among KB Home, the Guarantors named therein (together, the “Guarantors”), and U.S. Bank National Association (successor to SunTrust Bank), as trustee (the “Trustee”). The Fourth Supplemental Indenture amends the Indenture, dated as of January 28, 2004 (the “Original Indenture”), by and among KB Home, the Guarantors and the Trustee, as amended and supplemented by the First Supplemental Indenture (the “First Supplemental Indenture”) thereto, dated as of January 28, 2004, by and among KB Home, the Guarantors and the Trustee, the Second Supplemental Indenture (the “Second Supplemental Indenture”) thereto, dated as of June 30, 2004, by and among KB Home, the Guarantors and the Trustee, and the Third Supplemental Indenture (the “Third Supplemental Indenture”) thereto, dated as of May 1, 2006, by and among KB Home, the Guarantors and the Trustee (the Original Indenture, as amended and supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, is hereinafter called the “Indenture”), to suspend through and including February 23, 2007 the occurrence of any default or Event of Default (as defined in the Indenture), and the consequences thereof, under Section 501(4) or Section 501(5) of the Indenture caused by (i) the matters described in Part III of the KB Home’s Form 12b-25 filed with the Securities and Exchange Commission on October 10, 2006, (ii) matters reasonably related thereto or (iii) matters incidental thereto that are collectively not material to KB Home. The Indenture, as amended by the Fourth Supplemental Indenture, governs the terms of KB Home’s outstanding 5-3/4% Senior Notes due 2014, 6-3-8% Senior Notes due 2011, 5-7/8% Senior Notes due 2015, 6-1/4% Senior Notes due 2015 and 7-1/4% Senior Notes due 2018.
The above description is a summary and is qualified in its entirety by the terms of the Fourth Supplemental Indenture, which is filed with this Current Report.
U.S. Bank National Association is the successor trustee to SunTrust Bank with respect to KB Home’s outstanding Senior Subordinated Notes. U.S. Bank National Association is also a lender under each of the Revolving Loan Agreement dated as of November 22, 2005 among KB Home, the lenders party thereto, and Bank of America, N.A., as Administrative Agent, and the Term Loan Agreement dated as of April 12, 2006, among KB Home, the lenders party thereto, and Citicorp North America, Inc., as Administrative Agent.
Item 3.03 Material Modification to Rights of Security Holders
The information set forth under Item 1.01 is hereby incorporated by reference into this Item 3.03.
Item 8.01 Other Events
On November 7, 2006, KB Home issued a press release announcing the results of its consent solicitation as of 5:00 p.m., New York City time, on November 7, 2006 and the extension of the consent deadline with respect to its 5-7/8% Senior Notes due 2015. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.
On November 9, 2006, KB Home issued a press release announcing the receipt of requisite consent from all five series of its Senior Notes to amend the Indenture and to waive certain defaults. A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
4.28	Fourth Supplemental Indenture, dated as of November 9, 2006, by and among KB Home, the Guarantors named therein, and U.S. Bank National Association, as Trustee.

99.1	Press release of KB Home dated November 7, 2006.

99.2	Press release of KB Home dated November 9, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 13, 2006

KB Home
By:	/s/ Domenico Cecere
Domenico Cecere
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.28	Fourth Supplemental Indenture, dated as of November 9, 2006, by and among KB Home, the Guarantors named therein, and U.S. Bank National Association, as Trustee.

99.1	Press release of KB Home dated November 7, 2006.

99.2	Press release of KB Home dated November 9, 2006.